CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.9

Supplementary Agreement to Control Agreements

This Supplementary Agreement to Control Agreements (this "Agreement") is entered into as of January 30, 2023, in Beijing, by and among the following parties:

Party A: Beijing (HX) Pony AI Technology Co., Ltd.

Address: Room 1701, 17/F, and16/F, Building 1, Zone 1, 81 Beiqing Road, Haidian District, Beijing

Legal Representative: LI Hengyu

Party B:

(1)	XU Suping, ID no.: [************]

(2)	LI Hengyu, ID no.: [************]

(3)	ZHOU Jun, ID no.: [************]

(4)	WANG Haojun, ID no.: [************]

(5)	LOU Tiancheng, ID no.: [************]

(6)	LIU Bocong, ID no.: [************]

(7)	TANG Fengheng, ID no.: [************]

(8)	ZHAI Jing, passport no.: [************]

Party C: Beijing (ZX) Pony.AI Technology Co., Ltd.

Address: Room 1701, 17/F, and16/F, Building 1, Zone 1, 81 Beiqing Road, Haidian District, Beijing

Legal Representative: ZHANG Ning

Party D: Hong Kong Pony AI Limited

Address: Suite 603 6/F, Laws Commercial Plaza, 788 Cheung Sha Wan Road, Kowloon, Hong Kong

In this Agreement, Party A, Party B, Party C and Party D are hereinafter referred to individually as a "Party" and collectively as the "Parties".

WHEREAS:

1.	Party A, Party C and Party D entered into the Exclusive Business Cooperation Agreement as of June 1, 2020 (hereinafter referred to as the "Exclusive Business Cooperation Agreement");

2.	The Parties entered into the Exclusive Option Agreement as of June 1, 2020 (hereinafter referred to as the "Exclusive Option Agreement");

3.	The Parties entered into the Share Pledge Agreement as of June 1, 2020 (hereinafter referred to as the "Share Pledge Agreement");

4.	LIU Bocong and ZHAI Jing each issued a Power of Attorney to Party A on June 1, 2020 (hereinafter referred to as a "Power of Attorney" or the "Powers of Attorney");

5.	The Parties entered into the Supplementary Agreement to Share Pledge Agreement (hereinafter referred to as the "Supplementary Agreement (I)") as of February 1, 2021 with respect to LIU Bocong's transfer of all of his equity interests in Party C to WANG Haojun;

6.	The Parties other than LIU Bocong entered into the Supplementary Agreement to Share Pledge Agreement (hereinafter referred to as the "Supplementary Agreement (II)") as of July 1, 2021 with respect to ZHAI Jing's transfer of all of her equity interests in Party C to TANG Fengheng;

7.	The Parties intend to amend the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Share Pledge Agreement, the Powers of Attorney, the Supplementary Agreement (I), and the Supplementary Agreement (II).

NOW, THEREFORE, the Parties agree by consensus as follows:

1.	The Parties agree and acknowledge that the signatory "Hong Kong Pony AI Limited" as set out in the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Share Pledge Agreement is in fact Party D, and that Party D executed the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Share Pledge Agreement on June 1, 2020.

2.	The Parties irrevocably agree, acknowledge and ratify that:

2.1	With effect from February 1, 2021, LIU Bocong shall cease to be a party to the Exclusive Option Agreement, the Share Pledge Agreement and the Power of Attorney (hereinafter collectively referred to as the "Control Agreements Relating to the Existing Shareholders") and shall cease to have or assume all and/or any of the rights or obligations thereunder.

2.2	With effect from July 1, 2021, ZHAI Jing shall cease to be a party to the Control Agreements Relating to the Existing Shareholders and shall cease to have or assume all and or any of the rights or obligations thereunder.

3.	LIU Bocong and ZHAI Jing respectively agree and acknowledge that:

3.1	They irrevocably and unconditionally release and discharge any disputes, claims, demands, rights, actions or causes of action of any kind or nature whatsoever, whether past, present or future, which they have or might have against Party A, Party B (other than themselves), Party C and Party D, directly or indirectly in connection with or arising out of the Control Agreements Relating to Existing Shareholders (as amended from time to time).

3.2	They irrevocably and unconditionally release and discharge any disputes, claims, demands, rights, actions or causes of action of any kind or nature whatsoever, whether past, present or future, which their heirs, successors, assigns or executors have or might have against Party A, Party B (other than themselves), Party C and Party D, and their present and past directors, officers, employees, legal counsels and agents (as applicable), and the affiliates of such parties, and the successors and assigns of such parties, directly or indirectly in connection with or arising out of the Control Agreements Relating to Existing Shareholders (as amended from time to time).

4.	The Parties, other than LIU Bocong and ZHAI Jing, agree and acknowledge that, Article 2.1 of the Exclusive Business Cooperation Agreement shall be changed in its entirety as follows: "The Parties agree that the Service Fee payable by Party B to Party A in respect of the Services provided by Party A shall be 100% of the total consolidated profits of Party B in any fiscal year, offsetting the accumulated losses (if any) of Party B and its subsidiaries (if any) in the preceding fiscal years, and after deduction of working capital, expenses, taxes and other statutory contributions required in any fiscal year, as well as reasonable operating profits determined in accordance with applicable PRC tax principles and tax practices (hereinafter referred to as the "Service Fee"). During the term hereof, Party A shall have the right to adjust such Service Fee at its sole discretion without Party B's consent. The Parties agree that the Service Fee hereunder shall be determined and paid in the manner set out in the separate written agreement among the Parties. At the time of payment, Party A shall invoice Party B for the corresponding technology service fee within seven (7) business days upon receipt of Party B's management statements and operating data and other documents that enable Party A to account for the amount of the Service Fee. Party B shall pay the amount stated in the invoice within seven (7) business days upon receipt of such invoice. All payments shall be made by remittance or other means acceptable to the Parties into the bank account designated by Party A. The Parties agree that Party A may change such payment instructions from time to time by serving a notice on Party B".

5.	The Parties agree and acknowledge the Supplementary Agreement (I) is amended as follows:

5.1	Article 1 of the "WHEREAS" clause of the Supplementary Agreement (I) shall be changed in its entirety as follows: "The Parties entered into the Share Pledge Agreement as of June 1, 2020 (hereinafter referred to as the "Original Share Pledge Agreement" or the "Original Pledge Agreement") ".

5.2	Article 2 of the "WHEREAS" clause of the Supplementary Agreement (I) shall be changed in its entirety as follows: "LIU Bocong and WANG Haojun entered into a Share Transfer Agreement whereby LIU Bocong transferred all of his equity interests in Party C to WANG Haojun".

6.	The Parties other than LIU Bocong agree and acknowledge the Supplementary Agreement (II) is amended as follows:

6.1	The legal representative of Party A mentioned in Supplementary Agreement (II) is changed to "LI Hengyu" from "ZHANG Ning".

6.2	Article 1 of the "WHEREAS" clause of the Supplementary Agreement (II) shall be changed in its entirety as follows: "The Parties entered into the Share Pledge Agreement as of June 1, 2020, and entered into the Supplementary Agreement to the Share Pledge Agreement with LIU Bocong as of February 1, 2021 (hereinafter collectively referred to as the "Original Share Pledge Agreement" or the "Original Pledge Agreement")".

7.	For the avoidance of doubt, if the changed terms involve definitions or abbreviations, such definitions or abbreviations shall be used under the corresponding agreement or contract, and the definitions or abbreviations referred to herein shall not apply to such changed terms.

8.	This Agreement is an amendment to the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Share Pledge Agreement, the Powers of Attorney, the Supplementary Agreement (I) and the Supplementary Agreement (II), and anything not agreed herein shall be subject to the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Share Pledge Agreement, the Powers of Attorney, the Supplementary Agreement (I) and the Supplementary Agreement (II), as applicable.

9.	This Agreement is written in Chinese and is made in eleven (11) copies, one for each Party, which shall be equally authentic.

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IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

Beijing (HX) Pony AI Technology Co., Ltd.

By:	/s/ LI Hengyu

Title: Legal Representative

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

Beijing (ZX) Pony.AI Technology Co., Ltd.

By:	/s/ ZHANG Ning

Title: Legal Representative

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

XU Suping

By:	/s/ XU Suping

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

LI Hengyu

By:	/s/ LI Hengyu

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

ZHOU Jun

By:	/s/ ZHOU Jun

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

WANG Haojun

By:	/s/ WANG Haojun

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

LOU Tiancheng

By:	/s/ LOU Tiancheng

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

LIU Bocong

By:	/s/ LIU Bocong

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

TANG Fengheng

By:	/s/ TANG Fengheng

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

ZHAI Jing

By:	/s/ ZHAI Jing

IN WITNESS WHEREOF, the Parties have executed or caused this Supplementary Agreement to Control Agreements to be executed by their authorized representatives as of the date first above written.

Hong Kong Pony AI Limited

By:	/s/ PENG Jun

Title: Legal Representative